Exhibit 10.5

AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT

THIS AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT (this “Amendment”), dated as of October 15, 2015, is entered into among (i) LRI Holdings, Inc., a Delaware corporation, Logan’s Roadhouse, Inc., a Tennessee corporation, Logan’s Roadhouse of Texas, Inc., a Texas corporation, and Logan’s Roadhouse of Kansas, Inc., a Kansas corporation (each, a “Loan Party” and together, the “Loan Parties”), (ii) JPMORGAN CHASE BANK, N.A. (the “First Priority Representative”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, (the “Existing Second Priority Representative”), in their capacities as First Priority Representative and Second Priority Representative, respectively, under that certain Intercreditor Agreement (as amended prior to the date hereof, the “Intercreditor Agreement”), dated as of October 4, 2010, among the First Priority Representative, the Existing Second Priority Representative, and each of the Loan Parties, and (iii) WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Joining Second Priority Representative (as defined below). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Intercreditor Agreement.

W I T N E S S E T H

WHEREAS, in order to refinance or replace a portion of the Second Priority Obligations under the Existing Second Priority Agreement (collectively with the Second Priority Security Documents and Second Priority Guarantees related thereto, the “Existing Second Priority Documents”), the Borrower has issued and will issue senior secured second lien notes pursuant to the Indenture, dated as of October 15, 2015 (the “Joining Second Priority Indenture”), among the Loan Parties, Wells Fargo Bank, National Association, in its capacity as trustee thereunder (in such capacity, the “Trustee”), and Wells Fargo Bank, National Association, in its capacity (in such capacity, the “Joining Second Priority Representative”) as collateral agent for the Holders (as defined in the Joining Second Priority Indenture), the Trustee and the other secured parties under the Joining Second Priority Indenture and the Collateral Documents (as defined in the Joining Second Priority Indenture, the “Joining Second Priority Security Documents”) (such Holders, Trustee and other secured parties, the “Joining Second Priority Secured Parties”);

WHEREAS, pursuant to Section 6(d) of the Intercreditor Agreement, the Second Priority Obligations may be refinanced or replaced, in whole or in part, without affecting the Lien priorities provided in the Intercreditor Agreement so long as the holders of such refinancing or replacement indebtedness (or an authorized agent or trustee on their behalf) bind themselves in writing to the terms of the Intercreditor Agreement pursuant to such documents as the First Priority Representative or Second Priority Representative, as the case may be, shall reasonably request; and

WHEREAS, pursuant to Section 6(f) of the Intercreditor Agreement, in connection with any refinancing or replacement of the Second Priority Obligations, the Intercreditor Agreement may be amended at the request and sole expense of the Borrower to (i) add parties (or any authorized agent or trustee therefor) providing such refinancing or replacement indebtedness and (ii) establish that any Liens on any Second Priority Collateral securing such refinancing or replacement indebtedness shall have the same priority as the Liens on any Second Priority Collateral securing the indebtedness being refinanced or replaced;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, each party hereto hereby agrees as follows:

1. Agreement to be Bound. On behalf of itself and the Joining Second Priority Secured Parties, the Joining Second Priority Representative hereby (a) acknowledges the Intercreditor Agreement and acknowledges, agrees and confirms that, by its execution and delivery of this Amendment, that the Joining Second Priority Representative will be deemed to be a Second Priority Representative under the Intercreditor Agreement and shall have all of the rights and obligations of a Second Priority Representative thereunder as if it had executed and delivered the Intercreditor Agreement and (b) ratifies, and agrees to be bound by, all of the terms, provisions and conditions contained in the Intercreditor Agreement applicable to a Second Priority Representative.

2. Other Agreements. The parties hereto hereby agree that:

(a) (i) the Joining Second Priority Representative shall be a “Second Priority Representative” for all purposes of the Intercreditor Agreement (other than the preliminary statements thereof), (ii) the Joining Second Priority Indenture shall be a “Second Priority Agreement” for all purposes of the Intercreditor Agreement and (iii) the Joining Second Priority Security Documents shall be “Second Priority Security Documents” for all purposes of the Intercreditor Agreement;

(b) So long as any Second Priority Obligations remain outstanding under the Existing Second Priority Agreement (any such obligations, the “Existing Second Priority Obligations”), (i) any obligation that the First Priority Representative has pursuant to Section 2.3 to deliver items to the Second Priority Representative and (ii) any obligation that the First Priority Representative has pursuant to Section 4.1 to distribute proceeds to the Second Priority Representative shall, in each case, be deemed to be satisfied by delivery or distribution to the Existing Second Priority Representative; and

(c) The Liens on the Second Priority Collateral securing the Second Priority Obligations pursuant to the Joining Second Priority Security Documents shall be deemed to have the same priority as the Liens on the Second Priority Collateral securing the Existing Second Priority Obligations being refinanced or replaced thereby, all on the terms provided for immediately prior to such refinancing or replacement.

3. Notices. The address of the Joining Second Priority Representative for purposes of Section 9.7 of the Intercreditor Agreement is as follows:

Wells Fargo Bank, National Association

150 East 42nd St.

40th Floor

New York, NY 10017

Fax No.: (917) 260-1593

Attention: Corporate Trust Services – Logan’s

Roadhouse Administrator

4. Matters Concerning the Joining Second Priority Representative. Each of the parties hereto acknowledges that Wells Fargo Bank, National Association is entering into this Agreement upon direction of the Holders (as defined in the Joining Second Priority Indenture) and solely in its capacity as Collateral Agent under the Collateral Documents (as defined in the Joining Second Priority Agreement) and not in its individual capacity, and in no event shall Wells Fargo Bank, National Association incur any liability in connection with this Amendment or the Intercreditor Agreement or be personally liable for or on account of the statements, representations, warranties, covenants or obligations stated to be those of the Joining Second Priority Representative or the Joining Second Priority Secured Parties hereunder (including action taken on its behalf pursuant to Section 4.2(b) of the Intercreditor Agreement), all such liability, if any, being expressly waived by the parties hereto and any Person claiming by, through or under such party. Each party hereto hereby acknowledges and agrees that all of the rights, privileges, protections, indemnities and immunities afforded Wells Fargo Bank, National Association as Collateral Agent under the Joining Second Priority Agreement and the Collateral Documents (as defined therein) are hereby incorporated herein as if set forth herein in full. Notwithstanding anything to the contrary herein, the fees, expenses and indemnities owing to Wells Fargo Bank, National Association, as Collateral Agent, by any Loan Party, shall not be subordinated to any First Priority Obligation.

5. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

6. Counterparts; Integration. This Amendment may be executed in counterparts, each of which shall be an original, but all of such counterparts shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment via facsimile or email shall constitute an original for purposes hereof.

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IN WITNESS WHEREOF, each party has caused this Amendment to be duly executed by its authorized officer, as of the day and year first above written.

LRI HOLDINGS, INC.

By:	/s/ Samuel N. Borgese
Name: Samuel N. Borgese
Title: President and Chief Executive Officer

LOGAN’S ROADHOUSE, INC.

By:	/s/ Samuel N. Borgese
Name: Samuel N. Borgese
Title: President and Chief Executive Officer

LOGAN’S ROADHOUSE OF TEXAS, INC.

By:	/s/ Samuel N. Borgese
Name: Samuel N. Borgese
Title: President

LOGAN’S ROADHOUSE OF KANSAS, INC.

By:	/s/ Samuel N. Borgese
Name: Samuel N. Borgese
Title: President and Chief Executive Officer

Amendment No. 1 to Intercreditor Agreement Signature Page

JPMORGAN CHASE BANK, N.A., as First Priority Representative

By:	/s/ Douglas A. Kravitz
Name: Douglas A. Kravitz
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Existing Second Priority Representative

By:	/s/ Stefan Victory
Name: Stefan Victory
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Joining Second Priority Representative

By:	/s/ Stefan Victory
Name: Stefan Victory
Title: Vice President

Amendment No. 1 to Intercreditor Agreement Signature Page

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